Exhibit 4.2
SPECIMEN CERTIFICATE FOR NEW GULFMARK OFFSHORE, INC. CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE

Certificate No. [ ]	Shares [ ]
NEW GULFMARK OFFSHORE, INC.
Incorporated Under the Laws of the State of Delaware
Total Authorized Issue
[                    ] Shares Par Value $0.01 Each
Class A Common Stock

THIS IS TO CERTIFY THAT	[ ]	is

the owner of	[ ]	fully paid and

non-assessable share[s] of Class A Common Stock of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed.

WITNESS, the signatures of its duly authorized officers.
DATED: [                    ]

[__________]	[__________]
PRESIDENT	SECRETARY

[REVERSE OF SPECIMEN CERTIFICATE]
THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK OR MORE THAN ONE SERIES OF ANY CLASS AND THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. PURSUANT TO THE TERMS AND PROVISIONS OF ARTICLE IX OF THE CORPORATION’S CERTIFICATE OF INCORPORATION, AS SUCH MAY BE AMENDED FROM TIME TO TIME, THE CITIZENSHIP STATUS OF THE HOLDER OF THIS CERTIFICATE IS SUBJECT TO VERIFICATION BY THE BOARD OF DIRECTORS OF THE CORPORATION, THE AMOUNT OF SHARES OF THE CORPORATION’S CLASS A COMMON STOCK THAT MAY BE OWNED (AS DEFINED IN THE CORPORATION’S CERTIFICATE OF INCORPORATION) BY ONE OR MORE NON-U.S. CITIZENS (AS DEFINED IN THE CORPORATION’S CERTIFICATE OF INCORPORATION) IS RESTRICTED, TRANSFERS OF SHARES OF THE CORPORATION’S CLASS A COMMON STOCK TO NON-U.S. CITIZENS ARE RESTRICTED, AND THE SHARES OF CLASS A COMMON STOCK REPRESENTED HEREBY OWNED BY NON-U.S. CITIZENS ARE SUBJECT TO MANDATORY SALE OR REDEMPTION. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE CORPORATION’S CERTIFICATE OF INCORPORATION.
APPLICATION TO TRANSFER SHARES
The undersigned (the “Transferor”) hereby applies to transfer to the name of the Transferee (as defined below) the number of shares of the Corporation’s Class A Common Stock indicated below and hereby certifies to the Corporation that (please complete (a) or (b) and (c) and/or (d), as applicable):

☐	(a)	the Transferor is a U.S. CITIZEN (as defined in the Corporation’s Certificate of Incorporation).

☐	(b)	the Transferor is a NON-U.S. CITIZENS (as defined in the Corporation’s Certificate of Incorporation).

☐	(c)	the Transferor holds _________ shares for one or more Owners (as defined in the Corporation’s Certificate of Incorporation) who are U.S. CITIZENS.

☐	(d)	the Transferor holds _________ shares for one or more Owners who are NON-U.S. CITIZENS.
I, as Transferor, certify that, to the best of my knowledge and belief, this Application is correct and, if applicable, I have authority to sign this Application to on behalf of the entity that is the Transferor.

Printed Name (add entity name if applicable)	Title (if applicable)	Signature & Date
The undersigned (the “Transferee”) hereby applies to receive in the name of the Transferee the number of shares of the Corporation’s Class A Common Stock indicated below and hereby certifies to the Corporation that (please complete (a) or (b) and (c) and/or (d) as applicable):

☐	(a)	The Transferee is a U.S. CITIZEN.

☐	(b)	The Transferee is a NON-U.S. CITIZEN.

☐	(c)	The Transferee will hold shares for one or more Owners who are U.S. CITIZENS.

☐	(d)	The Transferee will hold shares for one or more Owners who are NON-U.S. CITIZENS.
I, as Transferee, certify that, to the best of my knowledge and belief, this Application is correct and, if applicable, I have authority to sign this Application to on behalf of the entity that is the Transferee.

Printed Name (add entity name if applicable)	Title (if applicable)	Signature & Date
          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT —	Custodian
TEN ENT	–	as tenants by the entireties		(Cust) (Minor)
JT TEN	–	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants in common		Act (State)
COM PROP	–	as community property	UNIF TRF MIN ACT —	Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act (State)
Additional abbreviations may also be used though not in the above list.
           FOR VALUE RECEIVED,                                                              hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
                                                                                                                                                                                                                      SHARES of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                                                                                                                        Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.